PIONEER
                             -----------------------
                                      VALUE
                                      FUND

                                   Semiannual
                                     Report

                                     3/31/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                         1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         15

Notes to Financial Statements                22

Trustees, Officers and Service Providers     28

The Pioneer Family of Mutual Funds           29

Pioneer Value Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 3/31/03
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
World events drove markets early this year. Uncertainty over the war in Iraq brought steep declines in equities and a continued flight to bonds, especially government issues. Stocks rallied when the war began, sagged for a time, then rose modestly as the successful military campaign wound down.

Investors soon turned their attention to domestic concerns, not all of them tied to the war: sagging consumer confidence, rising unemployment made worse by call-ups of reservists and the uncertain outlook for corporate earnings. In addition, a long, harsh winter hampered economic activity, as did the high prices Americans were paying to power their cars, homes and businesses.

The Federal Reserve Board appears committed to keeping interest rates low to prevent the economy from slumping further. A weaker U.S. dollar may also act as a stimulus, as American export goods become more affordable for overseas buyers.

Independent research remains the key

Pioneer is not in the business of forecasting economic trends or predicting geopolitical events. Our focus remains, as it has for over 75 years, on intensive analysis of hundreds of companies to find the best values for our shareowners; this slow economic period has brought many valuations to what we believe are attractive levels. Our managers and analysts are concentrating on companies with demonstrably strong finances and positive prospects. Financially strong companies have greater potential to prosper when the economy eventually rights itself. Pioneer's fixed-income experts are also finding bonds, both here and overseas, that offer good current yields and the potential for higher prices.

Overall, we are taking a cautious approach, with somewhat greater emphasis on growth than was the case a few months ago; that's because we expect the economy to regain strength later this year. Our ability to uncover solid value is supported by expanded research capabilities, both in the U.S. and in the overseas offices of UniCredito Italiano, S.p.A., our parent organization.

Consult a trusted advisor

It's tempting to change course in turbulent times while world news dominates our consciousness. But timing the market - moving in and out with short-term factors - can be costly in terms of lost opportunities; there's no predicting when a rebound might begin. You can temper that risk by relying on dispassionate professional advice. So invest the time it takes to meet with a trusted financial advisor who brings the dual advantages of knowledge and experience to the table.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ John A. Carey

John A. Carey
Executive Vice President
Director of Portfolio Management U.S.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 3/31/03
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             95.0%
Short-Term Cash Equivalents                     3.8%
International Common Stocks                     0.6%
Depositary Receipts for International Stocks    0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financial                                      28.5%
Consumer Discretionary                         12.6%
Industrials                                    11.2%
Energy                                         10.8%
Health Care                                     8.3%
Telecommunication Services                      7.4%
Consumer Staples                                6.9%
Information Technology                          6.6%
Materials                                       5.5%
Utilities                                       2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.    Exxon Mobil Corp.            4.32%     6.    Dominion Resources, Inc.        2.18%
 2.    Citigroup, Inc.              4.08      7.    Wells Fargo & Co.               2.16
 3.    Bank of America Corp.        2.98      8.    ConocoPhillips                  2.02
 4.    American International                 9.    Allstate Corp.                  1.99
       Group, Inc.                  2.71
 5.    McDonald's Corp.             2.23     10.    BellSouth Corp.                 1.97

Fund holdings will vary for other periods.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/03     9/30/02
                          $13.74      $15.29

Distributions per Share   Income      Short-Term      Long-Term
(10/01/02 - 3/31/03)      Dividends   Capital Gains   Capital Gains
                          $0.1784     $  -            $2.1112

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2003)
            Net Asset   Public Offering
Period        Value         Price*
 10 Years      5.61%          4.98%
 5 Years      -5.87          -6.98
 1 Year      -23.19         -27.60

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

3/93  9425    10000
      9933    10801
9/94  10664   10725
      12788   13697
9/96  14345   16155
      20938   22989
9/98  15919   23818
      17808   28277
9/00  20710   30799
      18872   28054
9/02  15705   23299
3/03  16265   24210

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/03     9/30/02
                          $13.12      $14.71

Distributions per Share   Income      Short-Term      Long-Term
(10/01/02 - 3/31/03)      Dividends   Capital Gains   Capital Gains
                          $0.0984     $  -            $2.1112

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2003)
                      If          If
Period               Held      Redeemed*
 Life-of-Class
 (7/1/96)            1.04%       1.04%
 5 Years            -6.95       -7.09
 1 Year            -24.13      -26.76

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

7/96  10000   10000
      10926   10695
9/97  15797   15220
      11886   15769
9/99  13149   18721
      15097   20391
9/01  13611   18573
      11205   15425
3/03  11524   16028

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/03                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                 3/31/03     9/30/02
                          $13.11      $14.69

Distributions per Share   Income      Short-Term      Long-Term
(10/01/02 - 3/31/03)      Dividends   Capital Gains   Capital Gains
                          $0.0991     $  -            $2.1112

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of March 31, 2003)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
 Life-of-Class
 (7/1/96)            1.03%            0.88%
 5 Years            -6.95            -7.13
 1 Year            -24.14           -24.89

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distribu- tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

7/96  9900    10000
      10813   10695
9/97  15626   15220
      11787   15769
9/99  13037   18721
      14970   20391
9/01  13476   18573
      11079   15425
3/03  11403   16028

The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03
--------------------------------------------------------------------------------

The threat of war with Iraq, then the war itself, drove market sentiment over the last six months, partly obscuring the issues facing the U.S. economy. In the following discussion, Rod Wright, who manages Pioneer Value Fund day-to-day, and John Carey, who heads up the Fund's investment team, describe the impact of those events on the market and some of the investment decisions that affected Fund performance.

Q: What was the investment background over this period, and how did the war affect the markets?

A: Starting late last year, optimism that the economy was ready to expand triggered a strong rally in technology stocks. Soon, however, escalating tensions over Iraq brought higher energy prices, dampening economic activity. Before long, the war became a national preoccupation. The result was a virtual standstill in the U.S. economy, and the stock market made little headway.

Q:   How did the Fund perform during the period?

A: For the six months ended March 31, 2003, Pioneer Value Fund's Class A, B and C shares had total returns at net asset value of 3.56%, 2.85% and 2.92%, respectively. These figures compare to the 3.90% return of the Russell 1000 Value Index, the Fund's benchmark, for the same period.

Q:   What strategies did you pursue in response to market developments?

A: Coming into the period, we held an overweight exposure to oil stocks relative to our benchmark. We later reduced that weighting because we thought the end of the war would bring a decline in oil prices. Once it was clear that oil would continue to flow freely, prices fell. Similarly, we reduced our technology position and brought it in line with the Index. Here, our thinking was that last fall's bounce in tech stocks had pushed prices too high, considering near-term business prospects. These turned out to be good moves, in hindsight.

     We also cut back on financial companies by reducing holdings in banks that rely heavily on consumer lending. These banks could see revenues falter if interest rates move higher or credit quality deteriorates. Instead, we favor insurers such as American

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     International Group and Allstate, which are benefiting from a strong pricing cycle, as well as diversified financial companies like Citigroup and Wells Fargo, which enjoy low costs, good credit histories and strong track records.

Q:   Where did you place emphasis as you cut back in those sectors?

A: We added to health care holdings opportunistically when investors moved out of health care and into technology during last year's tech rally. Selections included Schering-Plough, whose shares had fallen along with other major pharmaceutical manufacturers. We also increased the Fund's position in hospital management company HCA, where we found good value and strong fundamentals.

     There were other cases where low valuations allowed us to upgrade overall portfolio quality without paying high prices. For example, we were able to add shares of Kraft Foods at valuations that were no higher than those of other, less dominant companies in the industry.

Q:   What other significant changes did you make over the period?

A: We de-emphasized consumer staples companies and added to the consumer discretionary segment. Because we are still cautious on the economy, our approach has been conservative, avoiding more cyclical industries like clothing, appliances and auto-related businesses, and focusing on media companies and restaurants. Companies like Comcast, Viacom and Cox Communications have the ability to generate profits even with current reduced advertising levels. They also have strong potential to rebound when the economy strengthens. We also purchased shares of McDonald's when prices fell.

     Among industrials, we favored issues that rely on other corporations rather than on consumers for their revenue growth. Many of those companies have cut costs, paid down debt and increased efficiency through significant investments in technology. Well-run transportation companies with low-cost structures - for example, Southwest Airlines, Canadian National and Union Pacific - have the potential to benefit from lower energy costs and lean cost structures in any economic rebound.

Pioneer Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 3/31/03                              (continued)
--------------------------------------------------------------------------------

Q: What were some of the stocks that influenced performance, for better or worse?

A: Better performers included First Data, a processor of credit card and other financial transactions, which reported good earnings and recovered after shares declined during the pre-war period. Transaction demand has been stable and should grow once the economy turns stronger. Merck rose from overly depressed levels when investors recognized that its shares had become undervalued. And mortgage originator Countrywide Financial profited as falling rates brought a steady flow of refinancings.

     McDonald's declined because investors questioned its long-standing strategy of growth through new store openings. The company later announced a revised approach that focuses on increasing sales at existing outlets. We took the opportunity to buy a large stake of this fine company for the Fund. Shares of HCA dropped over pricing concerns in the hospital management business and we have added to our position in this dominant company.

Q:   What is your outlook for the next few quarters?

A: We do not think we are out of the economic woods just yet, and the Fund's conservative positioning reflects that caution. With the fading of war worries, other domestic and geopolitical concerns are likely to surface that could lead investors to reduce their estimates for economic growth. Nevertheless, we think that conditions will begin to improve slowly over the next two or three quarters, as lower oil prices work their way through the system and the details of any tax cuts become known. That combination should eventually translate into increased confidence and higher corporate spending levels. The market may start to rise sooner than the economy if investors sense that better economic data are to come.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                   Value
              COMMON STOCKS - 96.2%
              Energy - 10.4%
              Integrated Oil & Gas - 8.8%
  450,000     BP Amoco Plc (A.D.R.)                               $ 17,365,500
  650,000     ChevronTexaco Corp.                                   42,022,500
1,100,000     ConocoPhillips                                        58,960,000
3,600,000     Exxon Mobil Corp.                                    125,820,000
  800,000     Occidental Petroleum Corp.                            23,968,000
                                                                  ------------
                                                                  $268,136,000
                                                                  ------------
              Oil & Gas Exploration & Production - 1.6%
2,700,000     Suncor Energy Inc.                                  $ 47,169,000
                                                                  ------------
              Total Energy                                        $315,305,000
                                                                  ------------
              Materials - 5.2%
              Aluminum - 0.5%
  725,000     Alcoa, Inc.                                         $ 14,050,500
                                                                  ------------
              Commodity Chemicals - 2.3%
  500,000     Air Products & Chemicals, Inc.                      $ 20,715,000
  400,000     Dow Chemical Co.                                      11,044,000
1,000,000     E.I. du Pont de Nemours and Co.                       38,860,000
                                                                  ------------
                                                                  $ 70,619,000
                                                                  ------------
              Diversified Metals & Mining - 0.8%
1,400,000     Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $ 23,870,000
                                                                  ------------
              Paper Products - 1.6%
  450,000     Bowater, Inc.                                       $ 16,717,500
  700,000     Weyerhaeuser Co.                                      33,481,000
                                                                  ------------
                                                                  $ 50,198,500
                                                                  ------------
              Total Materials                                     $158,738,000
                                                                  ------------
              Capital Goods - 5.1%
              Aerospace & Defense - 1.1%
  375,000     Northrop Grumman Corp.                              $ 32,175,000
                                                                  ------------
              Industrial Conglomerates - 4.0%
1,325,000     Donaldson Co., Inc.                                 $ 48,468,500
  300,000     Trinity Industries, Inc.                               5,166,000
3,000,000     Tyco International Ltd.                               38,580,000
  500,000     United Technologies Corp.                             28,890,000
                                                                  ------------
                                                                  $121,104,500
                                                                  ------------
              Total Capital Goods                                 $153,279,500
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
               Commercial Services & Supplies - 2.7%
               Data Processing Services - 1.7%
1,400,000      First Data Corp.                         $ 51,814,000
                                                        ------------
               Employment Services - 0.4%
  537,100      Kelly Services, Inc.                     $ 11,558,391
                                                        ------------
               Environmental Services - 0.6%
  800,000      Waste Management, Inc.*                  $ 16,944,000
                                                        ------------
               Total Commercial Services & Supplies     $ 80,316,391
                                                        ------------
               Transportation - 3.1%
               Airlines - 0.7%
1,550,000      Southwest Airlines Co.                   $ 22,258,000
                                                        ------------
               Railroads - 2.1%
  500,000      Canadian National Railway Co.            $ 21,400,000
  750,000      Union Pacific Corp.                        41,250,000
                                                        ------------
                                                        $ 62,650,000
                                                        ------------
               Trucking - 0.3%
  150,000      United Parcel Service                    $  8,550,000
                                                        ------------
               Total Transportation                     $ 93,458,000
                                                        ------------
               Hotels, Restaurants & Leisure - 2.1%
               Restaurants - 2.1%
4,500,000      McDonald's Corp.                         $ 65,070,000
                                                        ------------
               Total Hotels, Restaurants & Leisure      $ 65,070,000
                                                        ------------
               Media - 7.6%
               Broadcasting & Cable TV - 3.8%
1,000,100      Clear Channel Communications, Inc.*      $ 33,923,392
1,000,000      Comcast Corp.*                             28,590,000
  800,000      Comcast Corp. (Special)*                   21,992,000
1,000,000      Cox Communications, Inc.*                  31,110,000
                                                        ------------
                                                        $115,615,392
                                                        ------------
               Movies & Entertainment - 3.8%
3,700,000      AOL Time-Warner, Inc.*                   $ 40,182,000
  950,000      Viacom, Inc. (Class B Non-voting)*         34,694,000
2,300,000      The Walt Disney Co.                        39,146,000
                                                        ------------
                                                        $114,022,000
                                                        ------------
               Total Media                              $229,637,392
                                                        ------------

   The accompanying notes are an integral part of these financial statements.
10

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                              Value
               Retailing - 2.4%
               Department Stores - 0.9%
1,400,000      J.C. Penney Co., Inc.                         $ 27,496,000
                                                             ------------
               General Merchandise Stores - 1.5%
1,900,000      Sears, Roebuck and Co.                        $ 45,885,000
                                                             ------------
               Total Retailing                               $ 73,381,000
                                                             ------------
               Food & Drug Retailing - 2.5%
               Food Retail - 2.5%
  800,000      Kraft Foods Inc.                              $ 22,560,000
2,600,000      Kroger Co.*                                     34,190,000
  100,000      Nestle SA (Registered Shares)*                  19,762,846
                                                             ------------
                                                             $ 76,512,846
                                                             ------------
               Total Food & Drug Retailing                   $ 76,512,846
                                                             ------------
               Food, Beverage & Tobacco - 2.6%
               Packaged Foods & Meats - 1.3%
2,150,000      Sara Lee Corp.                                $ 40,205,000
                                                             ------------
               Soft Drinks - 1.3%
1,000,000      PepsiCo, Inc.                                 $ 40,000,000
                                                             ------------
               Total Food, Beverage & Tobacco                $ 80,205,000
                                                             ------------
               Household & Personal Products - 1.5%
               Personal Products - 1.5%
1,000,000      Kimberly-Clark Corp.                          $ 45,460,000
                                                             ------------
               Total Household & Personal Products           $ 45,460,000
                                                             ------------
               Health Care Equipment & Supplies - 4.8%
               Health Care Distributors & Services - 1.9%
1,400,000      Bristol-Myers Squibb Co.                      $ 29,582,000
  750,000      Wyeth, Inc.                                     28,365,000
                                                             ------------
                                                             $ 57,947,000
                                                             ------------
               Health Care Facilities - 1.7%
1,250,000      HCA, Inc.                                     $ 51,700,000
                                                             ------------
               Managed Health Care - 1.2%
  450,000      Wellpoint Health Networks, Inc.*              $ 34,537,500
                                                             ------------
               Total Health Care Equipment & Supplies        $144,184,500
                                                             ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                       (continued)
--------------------------------------------------------------------------------

Shares                                                         Value
              Pharmaceuticals & Biotechnology - 3.2%
              Pharmaceuticals - 3.2%
  900,000     Merck & Co., Inc.                         $ 49,302,000
1,000,000     Pfizer, Inc.                                31,160,000
  900,000     Schering-Plough Corp.                       16,047,000
                                                        ------------
                                                        $ 96,509,000
                                                        ------------
              Total Pharmaceuticals & Biotechnology     $ 96,509,000
                                                        ------------
              Banks - 10.7%
1,300,000     Bank of America Corp.                     $ 86,892,000
  800,000     The Bank of New York Co., Inc.              16,400,000
1,000,000     Charter One Financial, Inc.                 27,660,000
1,100,000     Fleet Boston Financial Corp.                26,268,000
  900,000     J.P. Morgan Chase & Co.                     21,339,000
  700,000     North Fork Bancorporation, Inc.             20,615,000
1,550,000     U.S. Bancorp                                29,419,000
  900,000     Washington Mutual, Inc.                     31,743,000
1,400,000     Wells Fargo & Co.                           62,986,000
                                                        ------------
              Total Banks                               $323,322,000
                                                        ------------
              Diversified Financials - 9.2%
              Consumer Finance - 1.5%
  800,000     Countrywide Financial Corp.               $ 46,000,000
                                                        ------------
              Diversified Financial Services - 7.7%
1,100,000     American Express Co.                      $ 36,553,000
3,450,000     Citigroup, Inc.                            118,852,500
  400,000     Freddie Mac                                 21,240,000
  500,000     Goldman Sachs Group Inc.                    34,040,000
  650,000     Merrill Lynch & Co., Inc.                   23,010,000
                                                        ------------
                                                        $233,695,500
                                                        ------------
              Total Diversified Financials              $279,695,500
                                                        ------------
              Insurance - 7.5%
              Life and Health Insurance - 0.7%
  400,000     Ambac Financial Group, Inc.               $ 20,208,000
                                                        ------------
              Insurance Brokers - 0.9%
  675,000     Marsh & McLennan Co., Inc.                $ 28,775,250
                                                        ------------

   The accompanying notes are an integral part of these financial statements.
12

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                Value
               Multi-Line Insurance - 4.0%
1,600,000      American International Group, Inc.              $ 79,120,000
      650      Berkshire Hathaway, Inc.*                         41,470,000
                                                               ------------
                                                               $120,590,000
                                                               ------------
               Property & Casualty Insurance - 1.9%
1,750,000      Allstate Corp.                                  $ 58,047,500
                                                               ------------
               Total Insurance                                 $227,620,750
                                                               ------------
               Software & Services - 0.6%
               Application Software - 0.6%
  800,000      Microsoft Corp.                                 $ 19,368,000
                                                               ------------
               Total Software & Services                       $ 19,368,000
                                                               ------------
               Technology Hardware & Development - 5.7%
               Computer Hardware - 1.7%
2,250,000      Hewlett-Packard Co.                             $ 34,987,500
  225,000      IBM Corp.                                         17,646,750
                                                               ------------
                                                               $ 52,634,250
                                                               ------------
               Electronic Equipment & Instruments - 2.4%
1,150,000      Arrow Electronics, Inc.*                        $ 16,905,000
1,517,100      General Motors Corp. (Class H)*                   16,991,520
2,400,000      Koninklijke Philips Electronics                   37,416,000
                                                               ------------
                                                               $ 71,312,520
                                                               ------------
               Semiconductors - 0.8%
  900,000      Intel Corp.                                     $ 14,652,000
  500,000      Texas Instruments, Inc.                            8,185,000
                                                               ------------
                                                               $ 22,837,000
                                                               ------------
               Telecommunications Equipment - 0.8%
3,100,000      Motorola, Inc.                                  $ 25,606,000
                                                               ------------
               Total Technology Hardware & Development         $172,389,770
                                                               ------------
               Telecommunication Services - 7.2%
               Integrated Telecommunication Services - 6.5%
1,100,000      Alltel Corp.                                    $ 49,236,000
1,000,000      AT&T Corp.                                        16,200,000
2,650,000      BellSouth Corp.                                   57,425,500
1,850,000      SBC Communications, Inc.                          37,111,000
1,000,000      Verizon Communications, Inc.                      35,350,000
                                                               ------------
                                                               $195,322,500
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 3/31/03 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                    Wireless Telecommunication Services - 0.7%
  3,300,000         AT&T Wireless Services, Inc.*                 $   21,780,000
                                                                  --------------
                    Total Telecommunication Services              $  217,102,500
                                                                  --------------
                    Utilities - 2.1%
                    Electric Utilities - 2.1%
  1,150,000         Dominion Resources, Inc.                      $   63,675,500
                                                                  --------------
                    Total Utilities                               $   63,675,500
                                                                  --------------
                    TOTAL COMMON STOCKS
                    (Cost $3,092,835,036)                         $2,915,230,649
                                                                  ==============
Principal
Amount
                    TEMPORARY CASH INVESTMENTS - 3.8%
                    Repurchase Agreement - 2.1%
$62,500,000         Credit Suisse First Boston Group, Inc., 1.28%
                    dated 3/31/03, repurchase price of
                    $62,500,000 plus accrued interest on
                    4/1/03 collateralized by $69,235,000 U.S.
                    Treasury Notes, 3.875%, 7/31/03               $   62,500,000
                                                                  --------------
                    Total Repurchase Agreement                    $   62,500,000
                                                                  --------------
                    Security Lending Collateral - 1.7%
 52,845,380         Securities Lending Investment Fund, 1.27%     $   52,845,380
                                                                  --------------
                    Total Security Lending Collateral             $   52,845,380
                                                                  --------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $115,345,380)                           $  115,345,380
                                                                  --------------
                    TOTAL INVESTMENT IN COMMON STOCKS AND
                    TEMPORARY CASH INVESTMENTS - 100%
                    (Cost $3,208,180,416) (a)(b)                  $3,030,576,029
                                                                  ==============

 * Non-income producing securities.

(a) At March 31, 2003, the net unrealized loss on investments based on cost for federal income tax purposes of $3,210,870,248 was as follows:

    Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost        $  346,512,200
    Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value          (526,806,419)
                                                                 --------------
  Net unrealized loss                                            $ (180,294,219)
                                                                 ==============

(b) The Fund elected to defer approximately $1,815 of currency losses recognized between November 1, 2001 and September 30, 2002 to its fiscal year ending September 30, 2003.

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2003 aggregated $527,366,732 and $658,111,772, respectively.

   The accompanying notes are an integral part of these financial statements.
14

Pioneer Value Fund
--------------------------------------------------------------------------------
BALANCE SHEET 3/31/03 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value and temporary cash
     investments at amortized cost (including securities
     loaned of $50,950,503) (cost $3,208,180,416)                 $3,030,576,029
  Cash                                                                   142,624
  Receivables -
     Investment securities sold                                       17,603,963
     Fund shares sold                                                  2,745,515
     Dividends, interest and foreign taxes withheld                    5,906,777
  Other                                                                   83,933
                                                                  --------------
       Total assets                                               $3,057,058,841
                                                                  --------------
LIABILITIES:
  Payables -
     Investment securities purchased                              $    7,457,059
     Fund shares repurchased                                           2,172,042
     Upon return of securities loaned                                 52,845,380
  Due to affiliates                                                    2,954,174
  Accrued expenses                                                       740,648
  Other                                                                   74,764
                                                                  --------------
       Total liabilities                                          $   66,244,067
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $3,095,466,592
  Accumulated undistributed net investment income                     12,424,262
  Accumulated undistributed net realized gain on investments
     and foreign currency transactions                                60,447,608
  Net unrealized loss on investments                                (177,604,387)
  Net unrealized gain on assets and liabilities denominated in
     foreign currencies                                                   80,699
                                                                  --------------
       Total net assets                                           $2,990,814,774
                                                                  ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $2,967,418,275/216,005,119 shares)            $        13.74
                                                                  ==============
  Class B (based on $18,562,043/1,414,324 shares)                 $        13.12
                                                                  ==============
  Class C (based on $4,834,456/368,698 shares)                    $        13.11
                                                                  ==============
MAXIMUM OFFERING PRICE:
  Class A ($13.74 [divided by] 94.25%)                            $        14.58
                                                                  ==============
  Class C ($13.11 [divided by] 99.00%)                            $        13.24
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/03

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $276,401)       $32,764,489
  Interest                                                        704,759
  Income from securities loaned, net                               43,922
                                                              -----------
       Total investment income                                                  $ 33,513,170
                                                                                ------------
EXPENSES:
  Management fees
     Basic fee                                                $ 9,472,961
     Performance adjustment                                     1,578,827
  Transfer agent fees
     Class A                                                    3,324,282
     Class B                                                       66,885
     Class C                                                       19,428
  Distribution fees
     Class A                                                    3,287,187
     Class B                                                      104,339
     Class C                                                       30,656
  Administrative fees                                             237,350
  Custodian fees                                                   92,828
  Professional fees                                                86,813
  Printing                                                        154,575
  Registration fees                                                34,028
  Miscellaneous expenses                                           16,904
  Fees and expenses of nonaffiliated trustees                      67,147
                                                              -----------
       Total expenses                                                           $ 18,574,210
       Less fees paid indirectly                                                     (34,880)
                                                                                ------------
       Net expenses                                                             $ 18,539,330
                                                                                ------------
         Net investment income                                                  $ 14,973,840
                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
     Investments                                              $63,036,537
     Other assets and liabilities denominated in
       foreign currencies                                         188,186       $ 63,224,723
                                                              -----------       ------------
  Change in net unrealized gain (loss) from:
     Investments                                              $34,903,203
     Other assets and liabilities denominated in
       foreign currencies                                          38,241       $ 34,941,444
                                                              -----------       ------------
     Net gain on investments and foreign currency
       transactions                                                             $ 98,166,167
                                                                                ------------
     Net increase in net assets resulting from operations                       $113,140,007
                                                                                ============

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/03 and Year Ended 9/30/02, respectively

                                                           Six Months
                                                             Ended
                                                            3/31/03           Year Ended
                                                          (unaudited)         9/30/2002
FROM OPERATIONS:
Net investment income                                   $   14,973,840    $    29,064,061
Net realized gain on investments and foreign currency
  transactions                                              63,224,723        412,491,902
Change in net unrealized gain (loss) on investments
  and foreign currency transactions                         34,941,444     (1,050,917,409)
                                                        --------------    ---------------
  Net increase (decrease) in net assets resulting
     from operations                                    $  113,140,007    $  (609,361,446)
                                                        --------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.18 and $0.09 per share, respectively)     $  (39,147,763)   $   (18,735,093)
  Class B ($0.10 and $0.00 per share, respectively)           (151,062)                 -
  Class C ($0.10 and $0.00 per share, respectively)            (42,012)                 -
Net realized gain:
  Class A ($2.11 and $0.72 per share, respectively)       (412,167,757)      (145,601,232)
  Class B ($2.11 and $0.72 per share, respectively)         (3,027,905)          (883,241)
  Class C ($2.11 and $0.72 per share, respectively)         (1,069,111)          (189,521)
                                                        --------------    ---------------
       Total distributions to shareowners               $ (455,605,610)   $  (165,409,087)
                                                        --------------    ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $   93,342,454    $   234,000,319
Reinvestment of distributions                              426,319,383        153,968,950
Cost of shares repurchased                                (225,237,121)      (486,706,691)
                                                        --------------    ---------------
  Net increase (decrease) in net assets resulting
     from fund share transactions                       $  294,424,716    $   (98,737,422)
                                                        --------------    ---------------
  Net decrease in net assets                            $  (48,040,887)   $  (873,507,955)
NET ASSETS:
Beginning of period                                      3,038,855,661      3,912,363,616
                                                        --------------    ---------------
End of period (including accumulated undistributed
  net investment income of $12,424,262 and
  $36,791,259, respectively)                            $2,990,814,774    $ 3,038,855,661
                                                        ==============    ===============

   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 3/31/03 and Year Ended 9/30/02, respectively

                                   '03 Shares      '03 Amount        '02 Shares      '02 Amount
                                   (unaudited)     (unaudited)
CLASS A
Shares sold                          5,144,299    $  76,645,970       11,485,495    $ 222,812,497
Reinvestment of distributions       27,821,792      422,419,283        7,623,834      153,019,000
Less shares repurchased            (14,293,952)    (209,681,090)     (25,009,422)    (475,944,793)
                                   -----------    -------------      -----------    -------------
  Net increase (decrease)           18,672,139    $ 289,384,163       (5,900,093)   $(100,113,296)
                                   ===========    =============      ===========    =============
CLASS B
Shares sold                            651,369    $   9,692,667          436,370    $   8,249,184
Reinvestment of distributions          201,859        2,932,487           41,579          809,538
Less shares repurchased               (661,110)      (9,171,585)        (462,952)      (8,622,224)
                                   -----------    -------------      -----------    -------------
  Net increase                         192,118    $   3,453,569           14,997    $     436,498
                                   ===========    =============      ===========    =============
CLASS C
Shares sold                            462,606    $   7,003,817          157,576    $   2,938,638
Reinvestment of distributions           66,618          967,613            7,215          140,412
Less shares repurchased               (450,233)      (6,384,446)        (114,199)      (2,139,674)
                                   -----------    -------------      -----------    -------------
  Net increase                          78,991    $   1,586,984           50,592    $     939,376
                                   ===========    =============      ===========    =============



   The accompanying notes are an integral part of these financial statements.
18

Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Six Months
                                                       Ended
                                                      3/31/03         Year Ended    Year Ended
CLASS A                                             (unaudited)        9/30/02       9/30/01
Net asset value, beginning of period                $    15.29        $    19.12    $    22.67
                                                    ----------        ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                              $     0.22        $     0.15    $     0.17
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                            0.52             (3.17)        (2.05)
                                                    ----------        ----------    ----------
   Net increase (decrease) from investment
    operations                                      $     0.74        $    (3.02)   $    (1.88)
Distributions to shareowners:
 Net investment income                                   (0.18)            (0.09)        (0.14)
 Net realized gain                                       (2.11)            (0.72)        (1.53)
                                                    ----------        ----------    ----------
Net increase (decrease) in net asset value          $    (1.55)       $    (3.83)   $    (3.55)
                                                    ----------        ----------    ----------
Net asset value, end of period                      $    13.74        $    15.29    $    19.12
                                                    ==========        ==========    ==========
Total return*                                             3.56%           (16.78)%       (8.88)%
Ratio of net expenses to average net assets+              1.16%**           1.16%         1.01%
Ratio of net investment income to average net
 assets+                                                  0.96%**           0.74%         0.76%
Portfolio turnover rate                                     35%**             61%            3%
Net assets, end of period (in thousands)            $2,967,418        $3,016,623    $3,885,560
Ratios with reduction for fees paid indirectly:
 Net expenses                                             1.17%**           1.16%         0.99%
 Net investment income                                    0.95%**           0.74%         0.78%


                                                    Year Ended        Year Ended    Year Ended
CLASS A                                               9/30/00           9/30/99       9/30/98
Net asset value, beginning of period                $    20.16        $    18.32    $    27.85
                                                    ----------        ----------    ----------
Increase (decrease) from investment operations:
 Net investment income                              $     0.20        $     0.21    $     0.17
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                            3.02              1.97         (6.20)
                                                    ----------        ----------    ----------
   Net increase (decrease) from investment
    operations                                      $     3.22        $     2.18    $    (6.03)
Distributions to shareowners:
 Net investment income                                   (0.20)            (0.19)        (0.16)
 Net realized gain                                       (0.51)            (0.15)        (3.34)
                                                    ----------        ----------    ----------
Net increase (decrease) in net asset value          $     2.51        $     1.84    $    (9.53)
                                                    ----------        ----------    ----------
Net asset value, end of period                      $    22.67        $    20.16    $    18.32
                                                    ==========        ==========    ==========
Total return*                                            16.29%            11.86%       (23.97)%
Ratio of net expenses to average net assets+              0.96%             0.96%         0.90%
Ratio of net investment income to average net
 assets+                                                  0.81%             0.93%         0.74%
Portfolio turnover rate                                      3%               12%           50%
Net assets, end of period (in thousands)            $4,614,739        $5,125,858    $5,496,480
Ratios with reduction for fees paid indirectly:
 Net expenses                                             0.94%             0.95%         0.90%
 Net investment income                                    0.83%             0.94%         0.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Value Fund
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      3/31/03       Year Ended    Year Ended
CLASS B                                             (unaudited)       9/30/02       9/30/01
Net asset value, beginning of period                   $ 14.71         $ 18.53      $ 22.11
                                                       -------         -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $  0.08         $ (0.08)     $  0.01
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                            0.54           (3.02)       (2.06)
                                                       -------         -------      -------
   Net increase (decrease) from investment
    operations                                         $  0.62         $ (3.10)     $ (2.05)
Distributions to shareowners:
 Net investment income                                   (0.10)              -            -
 Net realized gain                                       (2.11)          (0.72)       (1.53)
                                                       -------         -------      -------
Net increase (decrease) in net asset value             $ (1.59)        $ (3.82)     $ (3.58)
                                                       -------         -------      -------
Net asset value, end of period                         $ 13.12         $ 14.71      $ 18.53
                                                       =======         =======      =======
Total return*                                             2.85%         (17.68)%      (9.84)%
Ratio of net expenses to average net assets+              2.38%**         2.28%        2.07%
Ratio of net investment loss to average net
 assets+                                                 (0.28)%**       (0.38)%      (0.30)%
Portfolio turnover rate                                     35%**           61%           3%
Net assets, end of period (in thousands)               $18,562         $17,976      $22,372
Ratios with reduction for fees paid indirectly:
 Net expenses                                             2.38%**         2.29%        2.05%
 Net investment loss                                     (0.28)%**       (0.39)%      (0.28)%


                                                     Year Ended      Year Ended    Year Ended
CLASS B                                                9/30/00         9/30/99     9/30/98(a)
Net asset value, beginning of period                   $ 19.74         $ 17.98      $ 27.52
                                                       -------         -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $ (0.14)        $ (0.04)     $ (0.07)
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                            3.02            1.95        (6.11)
                                                       -------         -------      -------
   Net increase (decrease) from investment
    operations                                         $  2.88         $  1.91      $ (6.18)
Distributions to shareowners:
 Net investment income                                       -               -            -
 Net realized gain                                       (0.51)          (0.15)       (3.34)
                                                       -------         -------      -------
Net increase (decrease) in net asset value             $  2.37         $  1.76      $ (9.54)
                                                       -------         -------      -------
Net asset value, end of period                         $ 22.11         $ 19.74      $ 17.98
                                                       =======         =======      =======
Total return*                                            14.81%          10.62%      (24.76)%
Ratio of net expenses to average net assets+              2.23%           2.06%        1.96%
Ratio of net investment loss to average net
 assets+                                                 (0.48)%         (0.18)%      (0.31)%
Portfolio turnover rate                                      3%             12%          50%
Net assets, end of period (in thousands)               $20,632         $21,972      $21,084
Ratios with reduction for fees paid indirectly:
 Net expenses                                             2.21%           2.04%        1.96%
 Net investment loss                                     (0.46)%         (0.16)%      (0.31)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.
20

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Value Fund
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      3/31/03      Year Ended     Year Ended
CLASS C                                             (unaudited)      9/30/02        9/31/01
Net asset value, beginning of period                   $14.69        $ 18.53        $22.16
                                                       ------        -------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $ 0.08        $ (0.10)       $ 0.04
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           0.55          (3.02)        (2.12)
                                                       ------        -------        ------
   Net increase (decrease) from investment
    operations                                         $ 0.63        $ (3.12)       $(2.08)
Distributions to shareowners:
 Net investment income                                  (0.10)             -         (0.02)
 Net realized gain                                      (2.11)         (0.72)        (1.53)
                                                       ------        -------        ------
Net increase (decrease) in net asset value             $(1.58)       $ (3.84)       $(3.63)
                                                       ------        -------        ------
Net asset value, end of period                         $13.11        $ 14.69        $18.53
                                                       ======        =======        ======
Total return*                                            2.92%        (17.79)%       (9.98)%
Ratio of net expenses to average net assets+             2.37%**        2.32%         2.15%
Ratio of net investment loss to average net
 assets+                                                (0.26)%**      (0.42)%       (0.39)%
Portfolio turnover rate                                    35%**          61%            3%
Net assets, end of period (in thousands)               $4,834        $ 4,256        $4,431
Ratios with reduction for fees paid indirectly:
 Net expenses                                            2.37%**        2.32%         2.11%
 Net investment loss                                    (0.26)%**      (0.42)%       (0.35)%


                                                     Year Ended    Year Ended    Year Ended
CLASS C                                                9/30/00       9/30/99     9/30/98(a)
Net asset value, beginning of period                   $19.78         $18.02       $ 27.55
                                                       ------         ------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $(0.15)        $(0.04)      $ (0.06)
 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                           3.04           1.95         (6.07)
                                                       ------         ------       -------
   Net increase (decrease) from investment
    operations                                         $ 2.89         $ 1.91       $ (6.13)
Distributions to shareowners:
 Net investment income                                      -              -         (0.06)
 Net realized gain                                      (0.51)         (0.15)        (3.34)
                                                       ------         ------       -------
Net increase (decrease) in net asset value             $ 2.38         $ 1.76       $ (9.53)
                                                       ------         ------       -------
Net asset value, end of period                         $22.16         $19.78       $ 18.02
                                                       ======        =======        ======
Total return*                                           14.83%         10.60%       (24.56)%
Ratio of net expenses to average net assets+             2.19%          2.08%         1.93%
Ratio of net investment loss to average net
 assets+                                                (0.43)%        (0.22)%       (0.28)%
Portfolio turnover rate                                     3%            12%           50%
Net assets, end of period (in thousands)               $3,588         $4,039       $ 3,377
Ratios with reduction for fees paid indirectly:
 Net expenses                                            2.16%          2.06%         1.93%
 Net investment loss                                    (0.40)%        (0.20)%       (0.28)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +   Ratio with no reduction for fees paid indirectly.
**   Annualized

   The accompanying notes are an integral part of these financial statements.

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Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Value Fund (the Fund), formerly Pioneer II, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including income on interest bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)                    (continued)
--------------------------------------------------------------------------------

    from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of March 31, 2003, the Fund had no outstanding settlement or portfolio hedges.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $106,299 in underwriting commissions on the sale of fund shares during the six months ended March 31, 2003.

F.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Security Lending

    The Fund lends securities in its Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to

Pioneer Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 3/31/03 (unaudited)                    (continued)
--------------------------------------------------------------------------------

a maximum of +/-0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a rolling 36-month period. For the six months ended March 31, 2003, the aggregate performance adjustment resulted in an increase to the basic fee of $1,578,827. For the six months ended March 31, 2003, the net management fee was equivalent to 0.70% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2003, $1,886,228 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $500,429 in transfer agent fees payable to PIMSS at March 31, 2003.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $567,517 in distribution fees payable to PFD at March 31, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are

Pioneer Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2003, CDSCs in the amount of $19,981 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2003, the Fund's expenses were reduced by $34,880 under such arrangements.

6. Line of Credit

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2%, on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2003, the Fund had no borrowings under this agreement.

Pioneer Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.                   Vice President
Daniel T. Geraci*                        Vincent Nave, Treasurer
Margaret B.W. Graham                     Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

* Mr. Geraci resigned as Executive Vice President and Trustee of the Fund on April 30, 2003.

Pioneer Value Fund
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

   U.S. Equity
   Pioneer Fund
   Pioneer Balanced Fund
   Pioneer Equity Income Fund
   Pioneer Core Equity Fund*
   Pioneer Growth Shares
   Pioneer Mid Cap Growth Fund
   Pioneer Mid Cap Value Fund
   Pioneer Real Estate Shares
   Pioneer Small Cap Value Fund
   Pioneer Small Company Fund
   Pioneer Value Fund

   International/Global Equity
   Pioneer Emerging Markets Fund
   Pioneer Europe Select Fund
   Pioneer Europe Fund
   Pioneer International Equity Fund
   Pioneer International Value Fund

   Fixed Income
   Pioneer America Income Trust
   Pioneer Bond Fund
   Pioneer High Yield Fund
   Pioneer Strategic Income Fund
   Pioneer Tax Free Income Fund

   Money Market
   Pioneer Cash Reserves Fund**

 * Name change effective May 1, 2002

** An investment in the Fund is not insured or guaranteed by the Federal
   Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.


[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   13267-00-0503
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC